EXHIBIT 99(a)

WASHINGTON MUTUAL FINANCE CORPORATION

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

(1)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Craig J. Chapman, the Chief Executive Officer of Washington Mutual Finance Corporation, does hereby certify that this report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ CRAIG J. CHAPMAN Craig J. Chapman Chief Executive Officer of Washington Mutual Finance Corporation

EXHIBIT 99(b)

WASHINGTON MUTUAL FINANCE CORPORATION

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

(1)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Edward S. Robertson, the Chief Financial Officer of Washington Mutual Finance Corporation, does hereby certify that this report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Edward S. Robertson Edward S. Robertson Chief Financial Officer of Washington Mutual Finance Corporation